December 3, 1999


                       LEXINGTON SMALLCAP FUND, INC.

                               SUPPLEMENT TO
            PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED MAY 3, 1999

     On November 30, 1999, the Board of Directors of the Fund approved the provisions of a Plan of Liquidation and Dissolution (the "Plan"). The Plan provides for the complete liquidation of all of the assets of the Fund. If this proposal is approved by shareholders, Lexington Management Corporation (the "Adviser") will undertake to liquidate the Fund's assets at market prices and on such terms and conditions as the Adviser shall determine to be reasonable and in the best interests of the Fund and its shareholders.

     A special meeting of shareholders is scheduled for February 11, 2000 to consider this proposal. Shareholders of record as of November 30, 1999 are eligible to vote at the meeting. In the event the Plan is not adopted, the Directors will consider what action, if any, should be taken.